SUPPLEMENT TO:

Calvert Social Investment Fund (CSIF) Balanced Portfolio
CSIF Equity Portfolio
CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio
CSIF Money Market Portfolio
Calvert Social Index Fund
Calvert Large Cap Growth Fund
Calvert Capital Accumulation Fund
Calvert World Values Fund (CWVF) International Equity Fund
Calvert New Vision Small Cap Fund
Calvert Income Fund
Calvert Short Duration Income Fund
Statements of Additional Information dated: January 31, 2004

Calvert Tax-Free Reserves (CTFR) Money Market Portfolio
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
Calvert California Limited-Term Municipal Fund
Calvert National Municipal Intermediate Fund
Statements of Additional Information dated: April 30, 2004

Date of Supplement: July 12, 2004

Please note that a breakpoint has been added to the investment advisory fee for CSIF Equity Portfolio.  In the second paragraph under "Investment Advisor and Subadvisors"beginning on page 27 of the Calvert Social Investment Fund/Calvert Social Index Series, Inc. SAI, the fee for CSIF Equity Portfolio should read:

Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of... 0.50% of the first $2 billion of the Equity Portfolio's average daily net assets, 0.475% of the next $1 billion of such assets, and 0.45% of all assets above $3 billion; ... .

Delete the first paragraph under "Subadvisors" on page 28 of the Calvert Social Investment Fund/Calvert Social Index Series, Inc. Series, Inc. SAI  and after the resulting first paragraph add the following:

New Amsterdam Partners LLC ("New Amsterdam") is controlled by Michelle Clayman, CFA.  New Amsterdam receives a Subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for the Balanced Portfolio.

Insert as the penultimate paragraph under "Subadvisors" on page 28 of the Calvert Social Investment Fund/Calvert Social Index Series, Inc. Series, Inc. SAI  the following:

Union Heritage Capital Management, LLC ("Union Heritage") is controlled by Derek Batts. Union Heritage receives a Subadvisory fee, paid by the Advisor, of 0.40% of the first $10 million in average daily net assets it manages for the Balanced Portfolio, 0.35% of the next $40 million of such assets, and 0.25% of any such assets over $50 million.

Delete the sixth sentence in the fifth paragraph under "Method of Distribution" in each of  the above  SAIs  (sixth paragraph for  the Calvert Social Investment Fund/Calvert Social Index Series, Inc. Series, Inc. SAI; fourth paragraph of CTFR Money Market/CTFR Limited-Term SAI; last paragraph on page 22 of CTFR Long- Term/Vermont Municipal/National Municipal Intermediate/California Limited-Term)  and replace it with the following:

As of June 30, 2004, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: American Express, Merrill Lynch-FDS, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, and Marshall & Isley.

  04-005